Catalyst Enhanced Core Fund formerly, the “Catalyst IPOX Allocation Fund” (the “Fund”)
Class A: OIPAX Class C: OIPCX Class I: OIPIX

November 1, 2019

This information supplements certain information contained in the Prospectus and Summary Prospectus for the Fund, each dated November 1, 2019.

______________________________________________________________________________

The following investment policy will be in effect until November 10, 2019:

“The Fund will invest at least 80% of its net assets (plus borrowings, if any) in the common stocks of companies listed on the IPOX U.S. 100 Index and newly listed initial public offerings of U.S. companies”

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2019, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17645 Wright Street Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.